UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2014

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2014, CNO Financial Group, Inc. (the "Company") announced that it completed the previously announced sale of Conseco Life Insurance Company ("CLIC", an indirect wholly owned subsidiary of CNO) to Wilton Reassurance Company ("Wilton Re"). The transaction results in net proceeds of approximately $220 million based upon the estimated balance sheet of CLIC as of June 30, 2014 and after anticipated transaction costs and intercompany transactions completed in connection with the closing. Concurrent with the sale of CLIC, Bankers Life and Casualty Company ("Bankers Life", an indirect wholly owned subsidiary of CNO) recaptured the life insurance business written by Bankers Life that had been reinsured to Wilton Re. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 1, 2014, CNO Financial Group, Inc. (the "Company") announced that it completed the previously announced sale of Conseco Life Insurance Company ("CLIC", an indirect wholly owned subsidiary of CNO) to Wilton Reassurance Company ("Wilton Re"). Concurrent with the sale of CLIC, Bankers Life and Casualty Company ("Bankers Life", an indirect wholly owned subsidiary of CNO) recaptured the life insurance business written by Bankers Life that had been reinsured to Wilton Re.

The unaudited pro forma consolidated statement of operations of the Company for the three months ended March 31, 2014, and for the year ended December 31, 2013, presents the consolidated operating results of CNO as if the sale of CLIC and the Bankers Life reinsurance recapture had occurred on January 1, 2013. The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2014, gives effect to the sale of CLIC and the Bankers Life reinsurance recapture as if they had occurred on March 31, 2014.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
for the three months ended March 31, 2014
(Dollars in millions, except per share data)

	Actual			Pro forma
	March 31,			March 31,
	2014	Adjustments		2014
Revenues:
Insurance policy income	$685.9	$(53.5)	(i)	$641.2
		8.8	(ii)
Net investment income:
General account assets	348.1	(51.0)	(i)	300.9
		1.9	(ii)
		1.9	(iii)
Policyholder and reinsurer accounts and other special-purpose portfolios	20.9	.1	(i)	21.0
Realized investment gains	23.4	(2.1)	(i)	21.3
Fee revenue and other income	6.4	—		6.4
Total revenues	1,084.7	(93.9)		990.8
Benefits and expenses:
Insurance policy benefits	690.3	(83.6)	(i)	614.1
		7.4	(ii)
Loss on sale of subsidiary	278.6	(278.6)	(iv)	—
Interest expense	24.6	(4.7)	(i)	19.9
Amortization	66.7	(2.0)	(i)	66.0
		1.3	(ii)
Other operating costs and expenses	194.1	(5.8)	(i)	189.3
		1.0	(ii)
Total benefits and expenses	1,254.3	(365.0)		889.3
Income (loss) before income taxes	(169.6)	271.1		101.5
Income tax expense:
Tax expense on period income	39.0	(2.6)	(v)	36.4
Valuation allowance for deferred tax assets and other tax items	19.4	(19.4)	(iv)	—
Net income (loss)	$(228.0)	$293.1		$65.1
Earnings per common share:
Basic:
Weighted average shares outstanding	220.3			220.3
Net income (loss)	$(1.03)			$.30
Diluted:
Weighted average shares outstanding	220.3			226.1
Net income (loss)	$(1.03)			$.29

The accompanying notes are an integral part
of the pro forma consolidated financial statements.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
for the year ended December 31, 2013
(Dollars in millions, except per share data)

	Actual			Pro forma
	December 31,			December 31,
	2013	Adjustments		2013
Revenues:
Insurance policy income	$2,744.7	$(218.3)	(i)	$2,564.2
		37.8	(ii)
Net investment income:
General account assets	1,405.8	(210.2)	(i)	1,209.4
		6.2	(ii)
		7.6	(iii)
Policyholder and reinsurer accounts and other special-purpose portfolios	258.2	(7.9)	(i)	250.3
Realized investment gains	33.4	(6.0)	(i)	27.4
Fee revenue and other income	34.0	(5.1)	(i)	28.9
Total revenues	4,476.1	(395.9)		4,080.2
Benefits and expenses:
Insurance policy benefits	2,839.7	(339.1)	(i)	2,530.1
		29.5	(ii)
Loss related to reinsurance transaction	98.4	—		98.4
Interest expense	105.3	(19.3)	(i)	86.0
Amortization	296.3	(8.8)	(i)	291.6
		4.1	(ii)
Loss on extinguishment of debt	65.4	—		65.4
Other operating costs and expenses	766.2	(41.0)	(i)	729.6
		4.4	(ii)
Total benefits and expenses	4,171.3	(370.2)		3,801.1
Income before income taxes	304.8	(25.7)		279.1
Income tax expense:
Tax expense on period income	128.3	(9.0)	(v)	119.3
Valuation allowance for deferred tax assets and other tax items	(301.5)	—		(301.5)
Net income	$478.0	$(16.7)		$461.3
Earnings per common share:
Basic:
Weighted average shares outstanding	221.6			221.6
Net income	$2.16			$2.08
Diluted:
Weighted average shares outstanding	232.7			232.7
Net income	$2.06			$1.99

The accompanying notes are an integral part
of the pro forma consolidated financial statements.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2014
(Dollars in millions)

	Actual			Pro forma
	March 31,			March 31,
	2014	Adjustments		2014
ASSETS
Investments	$23,804.8	$154.9	(vii)	$23,959.7
Cash and cash equivalents - unrestricted	285.4	223.7	(vi)	481.1
		(28.0)	(vii)
Cash and cash equivalents held by variable interest entities	140.3	—		140.3
Accrued investment income	259.3	—		259.3
Present value of future profits and deferred acquisition costs	1,268.1	29.9	(vii)	1,298.0
Reinsurance receivables	3,072.8	(154.9)	(vii)	2,917.9
Income tax assets, net	870.7	(2.8)	(vii)	867.9
Assets held in separate accounts	10.0	—		10.0
Other assets	401.0	—		401.0
Assets of subsidiary being sold	4,346.3	(4,346.3)	(vi)	—
Total assets	$34,458.7	$(4,123.5)		$30,335.2
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities for insurance products	$21,535.6	$—		$21,535.6
Other liabilities	727.4	(6.1)	(vii)	721.3
Payable to reinsurer	—	—		—
Investment borrowings	1,499.4	—		1,499.4
Borrowings related to variable interest entities	1,019.4	—		1,019.4
Notes payable – direct corporate obligations	844.1	—		844.1
Liabilities of subsidiary being sold	4,122.6	(4,122.6)	(vi)	—
Total liabilities	29,748.5	(4,128.7)		25,619.8
Commitments and Contingencies
Shareholders' equity:
Common stock ($0.01 par value, 8,000,000,000 shares authorized, shares issued and outstanding: March 31, 2014 – 219,266,947; December 31, 2013 – 220,323,823)	2.2	—		2.2
Additional paid-in capital	4,054.7	—		4,054.7
Accumulated other comprehensive income	766.2	—		766.2
Retained earnings (accumulated deficit)	(112.9)	5.2	(vii)	(107.7)
Total shareholders' equity	4,710.2	5.2		4,715.4
Total liabilities and shareholders' equity	$34,458.7	$(4,123.5)		$30,335.2

The accompanying notes are an integral part
of the pro forma consolidated financial statements.

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Adjustments to the pro forma consolidated statement of operations are summarized below:

(i)	Amounts reflect the financial results of CLIC being sold to Wilton Re.

(ii)	Amounts reflect the recapture by Bankers Life of a traditional life block previously reinsured to Wilton Re.

(iii)
Net investment income has been adjusted to reflect the assumed higher invested assets resulting from the cash proceeds of $223.7 million from the sale of CLIC. The assumed investment yield was 3.4 percent.

(iv)	Amounts eliminate the loss on sale of subsidiary and related tax impact as such amounts are assumed to have occurred prior to January 1, 2013.

(v)	Reflects the tax adjustment for the pro forma adjustments at the approximate rate for the specific items.

Adjustments to the pro forma consolidated balance sheet are summarized below:

(vi)	Amounts reflect the estimated net cash proceeds to be received and the assets and liabilities of CLIC to be sold as summarized below:

Estimated net cash proceeds	$223.7
Net assets sold:
Investments	$3,925.6
Cash and cash equivalents - unrestricted	50.0
Accrued investment income	47.7
Present value of future profits	15.8
Deferred acquisition costs	39.0
Reinsurance receivables	159.6
Income tax assets, net	91.0
Other assets	17.6
Assets of subsidiary being sold	4,346.3
Liabilities for insurance products	3,234.1
Other liabilities	33.1
Investment borrowings	383.5
Loss accrual	471.9
Liabilities of subsidiary being sold	4,122.6
Net assets sold	$223.7

CNO FINANCIAL GROUP, INC. AND SUBSIDIARIES
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(vii)
Amounts reflect the recapture of a block of traditional life insurance by Bankers Life, as if the recapture had occurred on March 31, 2014. The block had previously been 50 percent coinsured under an agreement with Wilton Re pursuant to which Bankers Life continued to service and administer the block. Bankers Life recaptured the 50 percent of the liabilities for insurance products previously ceded, and will recognize 100 percent of the profits from the block as they emerge over time.

The following summarizes the net pro forma impacts of the reinsurance recapture (dollars in millions):

Recapture fee paid by Bankers Life	$(28.0)
Net assets received in recapture:
Investments	154.9
Present value of future profits and deferred acquisition costs	29.9
Other liabilities	6.1
Reinsurance receivables	(154.9)
Net assets received	36.0
Pro forma gain before taxes	8.0
Tax expense	2.8
Pro forma net income	$5.2

(d) Exhibits.

The following material is furnished as an exhibit to this Current Report on Form 8-K:

99.1	Press release of CNO Financial Group, Inc. dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: July 1, 2014
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer